UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 11, 2018

AMERICOLD REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-34723	93-0295215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600 Atlanta, Georgia		30328
(Address of principal executive offices)		(Zip Code)

(678) 441-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01— Other Events.

On September 11, 2018, Americold Realty Trust (the “Company”) (NYSE:COLD) announced that Woolworths Group Limited (“Woolworths”) (ASX:WOW) has selected the Company as its sole strategic partner for Woolworths’ temperature-controlled supply chain in its primary markets in Australia. As part of this selection, the parties have entered into a Letter of Intent for the Company to design, build and operate a network consisting of three automated distribution centers, which will be strategically located across Australia’s eastern seaboard. Woolworths is Australia’s largest grocer and has been a Company customer for 35 years.

The new automated distribution centers are expected to be located in Woolworths’ primary Australian markets of Queensland, New South Wales, and Victoria, supporting the major population centers of Brisbane, Melbourne and Sydney. The three building network is expected to support Woolworths’ temperature-controlled supply chain needs of today and into the future through deploying leading and innovative technologies. The Letter of Intent contemplates the entering into both lease agreements and warehouse service agreements with Woolworths for each facility. The Company expects the lease agreements and warehouse service agreements to each have an initial term of twenty years. The Company estimates that its total investment of these developments will aggregate approximately $600 million, with initial delivery targets beginning in 2021. The underwriting of this project is consistent with the Company’s commercial business rules, with the Company’s returns for these projects expected to meet its underwriting guidelines and be within its target range for underwritten stabilized returns on invested capital for expansion and development properties, as previously disclosed.

The Woolworths developments are part of the Company’s ongoing effort to support its customers’ growth through targeted expansions and developments by providing state-of-the-art supply chain infrastructure and solutions designed to support the Company’s customers’ current and future temperature-controlled supply chain needs. The Company believes developing build-to-suit solutions for long-term customers with strong credit provides an exceptional opportunity to drive shareholder value.

The Letter of Intent is not a binding agreement, and the planned transactions are subject to negotiation of definitive documentation, receipt of any necessary approvals by the Company and Woolworths, and other conditions. The consummation of these transactions may not be completed at all, or may not be completed in the time frame, on the terms or in the manner currently anticipated. There are a number of risks and uncertainties relating to these transactions. No assurance can be given that the actual cost or completion dates of the developments will not exceed the Company’s estimate, or that the Company’s underwritten stabilized returns will be achieved.

The expected investment and returns and projected timing discussed herein involve risks and uncertainties and are subject to change based on various factors, including those discussed or referenced under the heading “Risk Factors” and specifically, “Risk Factors—Risks Related to our Business and Operations—We are exposed to risks associated with expansion and development, which could result in disappointing returns and unforeseen costs and liabilities,” “Risk Factors—Risks Related to our Business and Operations—We are subject to additional risks with respect to our current and potential international operations and properties” and “Risk Factors—Risks Related to our Business and Operations—Our warehouse business outside the United States exposes us to losses resulting from currency fluctuations” in our Annual Report on Form 10-K for the year ended December 31, 2017.

Forward-Looking Statements

This Current Report on Form 8-K contains statements about future events and expectations that constitute forward-looking statements. Forward-looking statements are based on the Company’s beliefs, assumptions and expectations of its future financial and operating performance and growth plans, taking into account the information currently available to the Company. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause the Company’s actual results to differ materially from the expectations of future results the Company expresses or implies in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include, but are not limited to, risks related to expansions of existing properties and developments of new properties and the Woolworths development projects, including failure to meet budgeted or stabilized returns in respect thereof.

Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this Current Report on Form 8-K include, among others, statements about the Company’s expected expansion and development pipeline and the Company’s targeted return on invested capital on expansion and development opportunities. The Company qualifies any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, could cause our actual results to differ materially from those projected in any forward-looking statements the Company makes. The Company assumes no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2018

AMERICOLD REALTY TRUST

By:	/s/ Marc Smernoff
Name:	Marc Smernoff
Title:	Chief Financial Officer and Executive Vice President